UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) APRIL 24, 2003
                                                         -----------------------



                            PATRICK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         INDIANA                       0-3922                    35-1057796
---------------------------       ----------------        ----------------------
State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)               File Number)          Identification Number)


 1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)                 46515
------------------------------------------------------------          ----------
         (Address of Principal Executive Offices)                     (Zip Code)

        Registrant's Telephone Number, including area code (574) 294-7511
                                                           ---------------------


                                 NOT APPLICABLE
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

                  Exhibit Number   Description
                  --------------   -----------

                  99.1 Press Release dated April 24, 2003 announcing first quarter 2003 earnings.

ITEM 9.  REGULATION FD DISCLOSURE

                  The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On April 24, 2003, Patrick Industries, Inc. issued a press release setting forth Patrick Industries, Inc.'s first quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       PATRICK INDUSTRIES, INC.
                                                             (Registrant)




DATE APRIL 28, 2003                            BY       /S/ ANDY L. NEMETH
     -----------------                            ------------------------------
                                                     Andy L. Nemeth
                                                    (Secretary-Treasurer)
                                                    (Chief Financial Officer)